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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        May 28, 1999
                                                 -------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   0-20803                74-2644120
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        (State or other              (Commission           (I.R.S. Employer
          jurisdiction               File Number)          Identification No.)
       of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code         (512) 328-1112
                                                    ----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

        Attached as Exhibit 99.1 is the press release issued by IXC dated May 28, 1999 which is incorporated by reference herein.

        Attached as Exhibit 99.2 is the press release issued by IXC dated June 2, 1999 which is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  EXHIBITS

              99.1    Press release dated May 28, 1999

              99.2    Press release dated June 2, 1999





                                       2.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: June 2, 1999

                                    IXC Communications, Inc.



                                    By:     /s/ Jeffrey C. Smith
                                            ------------------------------
                                            Jeffrey C. Smith,
                                            Senior Vice President, General
                                            Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

 99.1          Press release dated May 28, 1999

 99.2          Press release dated June 2, 1999





                                       4.